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Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the use of our reports incorporated herein by reference and to the references to our firm under the heading "Experts" in the prospectus.

                                                 KPMG LLP


Dallas, Texas
December 21, 2001






                              Exhibit 23.1 - Page 1